FHLB ADVANCES	12 Months Ended
Dec. 31, 2014
Disclosure Text Block [Abstract]
Federal Home Loan Bank Advances, Disclosure [Text Block]
NOTE 11 FHLB ADVANCES

FHLB advances (in thousands) consisted of the following at year-end:

	Current
	Interest
Interest rate as of December 31,	Rate	2014	2013
FHLB fixed rate advance, with monthly principal and interest payments; due July 2027	2.14%	$1,692	$1,808

The advances are subject to prepayment penalties and the provisions and conditions of the credit policy of the Federal Home Loan Bank of Cincinnati. FHLB advances are collateralized by all shares of FHLB stock owned by the Bank and by the Bank’s qualified mortgage loans. At December 31, 2014, the loans pledged for FHLB advances had a carrying value of $45,283,000.